                                                                    EXHIBIT 32.1

                        CERTIFICATIONS UNDER SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002


The undersigned officers, Karen Gilles Larson, Chief Executive Officer of Synovis Life Technologies, Inc., a Minnesota Corporation (the "Company"), and Brett Reynolds, Chief Financial Officer of the Company, hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

      (i) the Quarterly Report on Form 10-Q of the Company for the quarterly period ended April 30, 2006 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

      (ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date:  June 9, 2006                          By:  /s/ Karen Gilles Larson
                                                  ------------------------------
                                                  Name: Karen Gilles Larson
                                                  Title: Chief Executive Officer



Date: June 9, 2006                           By:  /s/ Brett Reynolds
                                                  ------------------------------
                                                  Name: Brett Reynolds
                                                  Title: Chief Financial Officer